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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Hanmi Financial Corporation (the "Company") on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chung Hoon Youk, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to SectiON 906 OF the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:   March 28, 2003                                 /s/Chung Hoon Youk
                                                       ------------------
                                                       Chung Hoon Youk
                                                       Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Hanmi Financial Corporation and will be retained by Hanmi Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.